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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): August 30, 2004


                             AFP Imaging Corporation
             (Exact name of registrant as specified in its charter)


          New York                      0-10832                13-2956272
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


          250 Clearbrook Road
           Elmsford, New York                                     10523
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (914) 592-6100


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02.  Results of Operations and Financial Condition.

On August 30, 2004, we, AFP Imaging Corporation, issued a press release announcing our financial results for the fiscal year ended June 30, 2004. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

Listed below are all exhibits to this Current Report on Form 8-K.

Exhibit
Number        Description
-------       -----------
  99.1        Press Release of AFP Imaging Corporation, dated August 30, 2004.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 30, 2004

                                      AFP Imaging Corporation



                                      By:        /s/ Donald Rabinovitch
                                          --------------------------------------
                                              Donald Rabinovitch, President




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                             AFP Imaging Corporation
                   Form 8-K (Date of Report: August 30, 2004)

                                  Exhibit Index

Exhibit
Number        Description
-------       -----------
  99.1        Press Release of AFP Imaging Corporation, dated August 30, 2004.




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                          STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.....................  'r'